Exhibit 10.74

May 13, 2011

Epicor Software Corporation

18200 Von Karman Avenue, Suite 1000

Irvine, CA 92612

Attn: Vince Lowder

Re:	Payoff of Indebtedness and Lien Release

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of December 16, 2007 (as amended, the “Credit Agreement”), among Epicor Software Corporation (“Borrower”), the guarantors party thereto, the lenders party thereto (the “Lenders”) and Bank of America, N.A., as administrative agent, swing line lender and L/C issuer (in such capacity, the “Administrative Agent”).

Capitalized terms used but not defined herein are used as defined in the Credit Agreement. The undersigned has been advised by Borrower that Borrower intends to repay in full its Obligations under the Credit Agreement and enter into a new credit agreement dated on or about the date hereof among the undersigned as borrower, EGL Holdco, Inc., a Delaware corporation, the lenders party thereto and Royal Bank of Canada (the “New Agent”) as collateral agent and administrative agent for the lenders.

The total aggregate principal balance, unpaid accrued interest and other amounts, if any, due under the Credit Agreement, if paid on May 16, 2011 will be as follows (collectively, the “Payoff Amount”):

Principal	$35,000,000.00
Interest	$69,323.62
Commitment Fees	$37,465.28
Letter of Credit Fees	$0
Fronting Fees	$0
Legal Expenses	$16,703.41

Total	$35, 123, 492.31

Notwithstanding anything herein to the contrary, if the Payoff Amount is not paid in full by 2:00 p.m. Pacific time (the “Payoff Time”) on May 16, 2011, the Payoff Amount set forth above will be recalculated by the Administrative Agent and such recalculated amount shall be the Payoff Amount hereunder.

The undersigned acknowledges and agrees that, upon receipt by the undersigned of (a) the Payoff Amount by the Payoff Time pursuant to the payment instructions set forth on Schedule 1 hereto and (b) an original, facsimile transmission or pdf of this letter, executed by the Loan Parties, then:

(a) all unfunded commitments to make loans or otherwise extend credit to Borrower under the Credit Agreement shall automatically terminate;

(b) the Credit Agreement, the other Loan Documents and all other agreements executed and delivered in connection with the Credit Agreement will terminate and all outstanding amounts currently

EPICOR SOFTWARE CORPORATION

May 13, 2011

owing by the Borrower, any Guarantor and any other obligor under the Credit Agreement and the other Loan Documents shall be paid in full, other than (i) obligations to reimburse the Administrative Agent for out of pocket expenses, (ii) indemnification obligations and liabilities owing to the Administrative Agent or any Lender that pursuant to the express terms of the Loan Documents survive repayment and/or termination of the Loan Documents and (iii) claims against any Loan Party in connection with any bankruptcy or insolvency proceeding of any Loan Party if and to the extent any payment or other transfer made by any Loan Party to the Administrative Agent or any Lender on or prior to the date of this letter is avoided or otherwise rescinded, so that the Administrative Agent or such Lender is required pursuant to any final order of a court of competent jurisdiction to repay such payment or transfer;

(c) all security interests, pledges and other liens which Borrower, any Guarantor or any other obligor has granted to the Administrative Agent or any Lender with regard to the Obligations (including any title and interest in any insurance policy) shall be released automatically by Administrative Agent, without further act;

(d) Borrower, each Guarantor, the New Agent and their respective counsel are hereby authorized, without further notice, to file all lien releases, including, without limitation, Uniform Commercial Code financing statement amendments, that are necessary to release all security interests and liens which Borrower, any Guarantor or any other obligor has granted to the Administrative Agent or any Lender with regard to the Obligations, without the signature of the Administrative Agent or any Lender, to the extent permitted by law;

(e) Borrower, each Guarantor and their counsel are hereby authorized, without further notice, to deliver a copy of this agreement to any insurance company, insurance broker, bank, landlord, tenant, warehouseman or other person to evidence the termination and release of all security interests and liens which Borrower, any Guarantor or any other obligor has granted to the Administrative Agent or any Lender with regard to the Obligations, and thereafter any contract, agreement, control, blocked account or deposit account agreement, bailee or warehousemen agreement, landlord or collateral access agreement, non-disturbance and attornment agreement, tenant estoppel agreement, commitment to deliver insurance certificates and proceeds and the like executed by any such party in favor of the Administrative Agent or any Lender in connection with the transactions contemplated by the Loan Documents shall be automatically terminated, without further action of or consent by the Administrative Agent or any Lender;

(f) the Administrative Agent will, upon the Borrower’s request and at the Borrower’s expense, promptly:

(i) execute and deliver to the Borrower or its counsel releases of all security filings filed in favor of the Administrative Agent or the Lenders in connection with the transactions contemplated by the Loan Documents, including releases of the filings described in Exhibit A hereto;

(ii) file and deliver to the Borrower or its counsel releases of all liens, including, without limitation, Uniform Commercial Code financing statement amendments, that are necessary to release all security interests and liens which Borrower, any Guarantor or any other obligor has granted to the Administrative Agent or any Lender with regard to the Obligations, without the signature of the Administrative Agent or any Lender, to the extent permitted by law;

EPICOR SOFTWARE CORPORATION

May 13, 2011

(iii) deliver or return to the Borrower (or to the New Agent as directed by the Borrower) or their counsel any Collateral in the possession of the Administrative Agent (including without limitation the pledged share and promissory note listed on Exhibit A hereto which the Borrower hereby requests to be delivered and returned); and

(iv) at any time and from time to time, execute and deliver such other termination statements or other agreements and instruments in form and substance reasonably satisfactory to the Borrower, any Guarantor or any other obligor, as such Person may reasonably request to further evidence and effect the release of the security interests and liens granted to the undersigned pursuant to the Credit Agreement, the other Loan Documents or any other agreement executed and delivered in connection therewith.

This letter (a) shall be governed by, and construed in accordance with, the laws of the State of New York, (b) may be executed in one or more counterparts, each of which shall be an original and all of which, taken together, shall constitute one and the same instrument, (c) sets forth the entire agreement among the parties relating to the subject matter pertaining hereto, and no term or provision hereof may be amended, changed, waived, discharged or terminated orally or otherwise, except in writing signed by each such party, and (d) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURE PAGE FOLLOWS]

Very truly yours,

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Joan Mok

Name:	Joan Mok
Title:	Vice President

Agreed to by:

EPICOR SOFTWARE CORPORATION, a Delaware corporation

By:	/s/ Vincent Lowder

Name:	Vincent Lowder
Title:	VP, Asst. G.C.

CRS RETAIL SYSTEMS, INC., a New York corporation

SPECTRUM HUMAN RESOURCE SYSTEMS CORPORATION, a Colorado corporation

By:	/s/ Vincent Lowder

Name:	Vincent Lowder
Title:	Secretary and Treasurer

Schedule 1

Wire Instructions

(a)	Wire Instructions for Payoff Amount other than Legal Expenses – $35,106,788.90

Bank:	Bank of America, N.A.
Location:	New York, NY
ABA #:	026009593
Account #:	3750836479
Attention:	Credit Services
Reference:	Epicor Software Corporation

(b)	Wire Instructions for Legal Expenses – $16,703.41

Bank:	Bank of America, N.A.
Location:	Charlotte, NC
Account #:	000001097070
ABA # for Wires:	026009593
ABA # for ACH Transfers:	053000196
Reference:	017625.004388 – Win Porter

EXHIBIT A

Description of original pledged share certificates to be returned

CRS Retail Systems, Inc. – Certificate No. 16

CRS Retail Technology Group, Inc. – Certificate No. A-64

CRS Retail Technology Group, Inc. – Certificate No. C-80

Epicor Software (UK) Limited – Certificate No. 9

Epicor Software (Aust) Pty Ltd – Certificate for ordinary shares

Epicor Retail Solutions Corporation– Certificate No. C-1

Epicor Retail Solutions Corporation – Certificate No. C-3

SPECTRUM Human Resource Systems Corporation – Certificate No. 201

Description of releases of filings in the Patent and Trademark and Copyright Offices

1. Notice of Grant of Security Interest in Copyrights of CRS Retail Systems, Inc. ;

2. Notice of Grant of Security Interest in Patents of CRS Retail Systems, Inc.;

3. Notice of Grant of Security Interest in Trademarks of CRS Retail Systems, Inc. (2 filings);

4. Notice of Grant of Security Interest in Trademarks of EPICOR Software Corporation;

5. Notice of Grant of Security Interest in Copyrights of EPICOR Software Corporation;

6. Notice of Grant of Security Interest in Trademarks of EPICOR Software Corporation - recorded with the Canadian Intellectual Property Office;

7. Notice of Grant of Security Interest in Trademarks of Spectrum Human Resource Systems Corporation;

8. Notice of Grant of Security Interest in Copyrights for Spectrum Human Resource Systems Corporation;

9. Notice of Grant of Security Interest in Trademarks for Spectrum Human Resource Systems Corporation, a Colorado corporation (Canada filing)

UCC financing statements filed in favor of the Administrative Agent and to be released	CRS Retail Systems, Inc. – NY CRS Retail Technology Group, Inc. – UT Epicor Software Corporation – DE SPECTRUM Human Resource Systems Corporation – CO

Description of original promissory notes to be returned	Intercompany Note, dated February 19, 2008, made by Epicor Retail Solutions, Inc. to Epicor Software Corporation

Description of foreign pledge releases	Agreement and Deed of Pledge of shares of Scala Business Solutions N.V.